Fourth Quarter and Full Year 2003 Earnings Review and 2004 Guidance January 26, 2004 fast forward advance relentlessly world's leading automotive interior supplier R Exhibit 99.2

Agenda I. Company Overview Bob Rossiter, Chairman and CEO II. Operating Review Jim Vandenberghe, Vice Chairman III. Financial Review and 2004 Guidance Dave Wajsgras, SVP and CFO IV. Q & A

Company Overview

Company Overview The Strategic Path We've Been Following Mid - Late 1990s Transform Lear from a seating supplier to an industry-leading provider of complete automotive interior systems Recent Years Focus on improving operating fundamentals Profitably grow our business worldwide Generate strong cash flow and pay down debt Our Strategic Objective is to Deliver Superior Value to Our Customers and Shareholders

Company Overview What We Have Accomplished Today, we are the world's largest automotive interior supplier Operating fundamentals strongest ever Record sales and steadily improving financials Strong cash flow, reduced leverage and Investment Grade status from S&P and Fitch Record backlog supports continued sales diversification and growth Focused Strategy Has Allowed Lear to Meet Aggressive Customer Requirements, Deliver Improving Financial Results and Position the Company for Future Growth

Continue to Pursue Profitable Growth Worldwide and Generate Strong Cash Flow North America Leverage our leadership position in total interiors Europe Improve our business structure and grow our market share Asia/Asian OEMs Aggressively expand our presence with Asian OEMs Outlook Quality continues to improve Sales growing Ensuring competitive footprint Improving operating structure Low-cost country strategy Growing seats, electronics and cockpits Top priority Fastest growing part of our business Company Overview Where We Are Heading

Invest internally in high return programs Pursue strategic acquisitions Maintain strong balance sheet What We Will Do. . . What We Will Evaluate. . . Company Overview How We Will Utilize Our Excess Cash Strong Cash Flow Gives Lear Value Creation Options Pre-funding pension Increasing the dividend Share repurchases

Operating Review

Leveraging our Total Interior Capabilities to Deliver Value to our Customers and Shareholders Operating Review Financial Highlights - Full Year 2003 Record net sales of $15.75 billion, up 9% from 2002 Net income of $5.55 per share, up 19% from 2002* Return on invested capital** increased to 10.6% Strong free cash flow**of $509 million Net debt** to capital ratio improved to 45.8%, lowest level in 10 years * Excluding the cumulative effect of a change in accounting for goodwill of $4.46 per share in 2002. ** Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. Net debt represents total debt plus utilization of our ABS facility, less cash and cash equivalents. For further information on these measures, as well as return on invested capital, please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation.

New cockpit and interior programs Growth in seating systems with Korean automakers Electrical distribution and electronics systems, including TPMS Added content on replacement programs 1998 1999 2000 Three-Year Five-Year TGR 12.4 11.8 10.5 3 4.4 West 30.6 38.6 34.6 North 45.9 46.9 45 43.9 Sales Backlog* (in billions) Major New Business Three-Year Five-Year Operating Review Record Backlog Supports Continued Growth Record Backlog Supports Continued Growth and Diversification of Sales $4.4 $3.0 Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

North America Lear Content On Top Selling Vehicles Source: Based on available company and industry data. On 28 of 30 Top-Selling Vehicles in North America

North America
2004 Key Lear Product Launches

Product	Lear Content
Cadillac Seville	Seats, electronics
Chevrolet Cobalt	Headliner, doors, remote keyless entry
Dodge Dakota	Seats, headliner, wire harness, electronics, instrument panel
Jeep Grand Cherokee	Wire harness, electronics
Ford F-150	Cockpit
Ford 500/Freestyle	Seats, trim, electronics, overhead
Ford Mustang	Seats
Honda Pilot	Electronics
Mazda 6	Flooring, trim
Subaru Legacy	Seat frames
Toyota Tacoma	Headliner, flooring, trim

≈$100 Million of North American Backlog in 2004

12

Western Europe Lear Content On Top Selling Vehicles Source: Based on available company and industry data. On 23 of 30 Top-Selling Vehicles in Western Europe

BMW 3-Series Seats, electronics Peugeot 107 & 407 Seats Mercedes SLK Seats Audi A6 Seats, headliner, electronics Porsche 911 Seats Hyundai Terracan Seats Product Lear Content International 2004 Key Lear Product Launches ^ $650 Million of International Backlog in 2004

Fourth Quarter 2003 (in millions) 3rd Qtr 4th Qtr East 26 37 90 20.4 West 34.6 31.6 North 45.9 46.9 45 43.9 3rd Qtr 4th Qtr East 24 41 90 20.4 West 34.6 31.6 North 45.9 46.9 45 43.9 $26 Estimated First Half 2004 (in millions) Costs for 3 Major Facilities* Total Facility- Related Costs Costs for 3 Major Facilities* Total Facility- Related Costs Operating Review Manufacturing Capacity/Efficiency Actions Continually Evaluating Facilities Worldwide to Align Business with Changing Needs of Customers and to Maintain Competitive Cost Position $37 ^ $45 * Reflects severance and asset impairment costs. ^ $25

Operating Review Production Environment - Fourth Quarter 2003 Industry Production in Major Markets Flat to Down; Euro Continues Strong North America Industry production about flat; Big Three down 4% Content per vehicle of $594, down 3% from a year ago Western Europe Industry production down 1%; Lear's top five customers down 3% Content per vehicle of $365, up 15% from a year ago adjusted for currency Euro 18% stronger than a year ago

Financial Review and 2004 Guidance

Net Sales $ 4,255.3 $ 3,760.4 $ 494.9 Income before Interest, Other Expense & Income Taxes* $ 236.1 $ 246.8 $ (10.7) Margin 5.5% 6.6% (1.1)pts Net Income $ 132.4 $ 118.0 $ 14.4 Net Income Per Share $ 1.90 $ 1.76 $ 0.14 SG&A % of Net Sales 3.4% 3.4% -- Interest Expense ** $ 42.5 $ 50.6 $ 8.1 Other Expense, Net $ 10.8 $ 18.7 $ 7.9 Vehicle Production (000) North America 3,908 3,891 17 Big Three 2,851 2,978 (127) Western Europe 4,066 4,116 (50) Fourth Quarter 2003 Fourth Quarter 2002 Fourth Quarter Record 4Q '03 B/(W) 4Q '02 (in millions, except net income per share) Financial Review Financial Highlights - Fourth Quarter 2003 * Income before income taxes for the fourth quarter 2003 and 2002 was $182.8 and $177.5, respectively. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. ** Includes financing costs associated with our ABS facility.

Financial Review 4Q03 vs 4Q02 - Change in Net Sales Industry Vehicle Production North America 0% Western Europe (1)% Total Change Industry Production & Platform Mix Foreign Exchange Global New Business Net Performance (including facility consolidations) Net Sales 495 -94 318 268 0 Directional Impact on Core Operating Earnings* * Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. $(100) $320 $275 N/A $495 (in millions)

Net Income $ 132 $ 381 Depreciation 87 322 Working Capital / Other 115 182 Cash from Operations* $ 334 $ 885 Capital Expenditures (161) (376) Free Cash Flow $ 173 $ 509 4Q03 * Cash from Operations represents net cash provided by operating activities ($227 for fourth quarter 2003 and $586 for full year 2003) before net change in sold accounts receivable ($107 for fourth quarter 2003 and $298 for full year 2003). Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. FY03 Financial Review Fourth Quarter and Full Year Free Cash Flow (in millions)

1999* 2000 2001** 2002** 2003 Net Debt 3.4 3 2.7 2.3 1.9 Debt/Cap 0.7 0.65 0.63 0.58 0.458 North 45.9 46.9 45 43.9 (in billions) Net Debt * UTA acquisition 5/99 ** Includes ABS debt of $261 million in 2001 and $189 million in 2002 (implemented in 2001). *** Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. Net debt represents total debt plus utilization of our ABS facility, less cash and cash equivalents. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. Net Debt***/Capital Financial Review Continuing to Reduce Our Net Debt Free Cash Flow*** $179M $410M $318M $395M $509M

North America (in millions) 2004 Production Stable in North America and Western Europe 2004 Guidance Vehicle Production Assumptions* 2003 Actual 2004 Guidance 3rd Qtr 4th Qtr East 4.1 4.2 90 20.4 West 11.8 11.8 34.6 31.6 North 45.9 46.9 45 43.9 2003 Actual 2004 Guidance 3rd Qtr 4th Qtr East 4.3 4.2 90 20.4 West 11.6 12 34.6 31.6 North 45.9 46.9 45 43.9 15.9 16.2 ^ 16.0 ^ 16.0 Western Europe (in millions) Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. 4.2 4.3 4.2 4.2 First Quarter First Quarter Full Year Full Year

2004 Guidance First Quarter and Full Year Net Sales* Record Net Sales in 2004 Anticipated 2002 2003 2004 Guidance East 3.5 3.9 4.2 West 10.9 11.4 11.7 North 45.9 46.9 45 (in billions) ^ $16.2 $15.7 $3.5 Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. $3.9 ^ $4.3 $14.4 Full Year First Quarter

Capital Spending** (in millions) 2004 Guidance Capital Spending and Free Cash Flow 2003 Actual 2004 Guidance 3rd Qtr 4th Qtr East 376 300 90 20.4 West 34.6 31.6 North 45.9 46.9 45 43.9 2003 Actual 2004 Guidance 3rd Qtr 4th Qtr East 509 300 90 20.4 West 50 34.6 31.6 North 45.9 46.9 45 43.9 $376 $509 ^ $300 $350 Free Cash Flow** (in millions) Deprec. $322 ^ $370 Expense* $189 ^ $175 $300 Two Year Average Interest * Includes financing costs associated with our ABS facility. ** Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

Current Trigger Price ^ $68.00 Trigger Price accretes over time Must exceed Trigger Price for 20 consecutive days on average before convertible Potential Accounting Impact of Convertible Debt 2002 2003 2004 Guidance 4th Qtr Tax Rate 0.335 0.288 0.28 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Financial Review Corporate Tax Rate and Shares Outstanding Approximate Corporate Tax Rate 2004 Guidance Based on a Corporate Tax Rate of About 28% and 70.3 Million Shares Outstanding ^ 28.0% 28.8% 33.5%

2004 Guidance Net Income Per Share** Record Net Income Per Share Anticipated 2002 2003 2004 Guidance Net Sales 0.7 1.01 1.05 Increase in Net Sales 3.95 4.54 0.2 4.75 0.4 $0.70* $1.01 $1.10 $1.20 $4.65* $5.55 $5.85 $6.25 First Quarter Full Year * Represents income per share before cumulative effect of a change in accounting principle, which excludes the impact of goodwill impairment of $298.5 million after-tax, or $4.50 per share in the first quarter of 2002 and $4.46 per share in the full year of 2002. ** Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "income before interest, other expense and income taxes," (core operating earnings) "free cash flow," "return on invested capital (or ROIC)" and "net debt." Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed approximately as a substitute for borrowing activity. ROIC represents income before interest, other expense and income taxes times (1 - effective tax rate) divided by average invested capital. Average invested capital is the sum of total assets, sold accounts receivable and the present value of operating leases (assuming a discount rate of 10%) less the sum of accounts payable and drafts and accrued liabilities, based on the account values on the last day of the prior four quarters. Net debt represents total debt plus utilization under the Company's ABS facility, less cash and cash equivalents. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that income before interest, other expense and income taxes is a useful measure in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management believes that free cash flow is useful in analyzing the Company's ability to service and repay its debt. Management believes that ROIC is a commonly used measure that provides useful information regarding the efficiency with which the Company's assets are deployed. Management believes that net debt provides useful information regarding a company's financial condition. Further, management uses these non-GAAP measures for planning and forecasting in future periods. Neither income before interest, other expense and income taxes, free cash flow, ROIC nor net debt should be considered in isolation or as substitutes for net income, net cash provided by operating activities, total debt or other balance sheet, income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Use of Non-GAAP Financial Information

Q4 2003 Q4 2002 Income before interest, other expense and income taxes Income before income taxes $ 182.8 $ 177.5 Interest expense* 42.5 50.6 Other expense, net 10.8 18.7 Income before interest, other expense and income taxes $ 236.1 $ 246.8 (core operating earnings) Three Months (in millions) Use of Non-GAAP Financial Information Core Operating Earnings * Includes financing costs associated with our ABS facility.

Q4 2003 2003 2002 Free cash flow Net cash provided by operating activities $ 226.7 $ 586.3 $ 545.1 Net change in sold accounts receivable 107.2 298.1 122.2 Net cash provided by operating activities before net change in sold accounts receivable 333.9 884.4 667.3 Capital expenditures (161.4) (375.6) (272.6) Free cash flow $ 172.5 $ 508.8 $ 394.7 Three Months Twelve Months (in millions) Use of Non-GAAP Financial Information Free Cash Flow

2001 2000 1999 Free cash flow Net cash provided by operating activities $ 829.8 $ 753.1 $ 560.3 Net change in sold accounts receivable (245.0) (21.2) 10.4 Net cash provided by operating activities before net change in sold accounts receivable 584.8 731.9 570.7 Capital expenditures (267.0) (322.3) (391.4) Free cash flow $ 317.8 $ 409.6 $ 179.3 (in millions) Use of Non-GAAP Financial Information Free Cash Flow Twelve Months

Use of Non-GAAP Financial Information Return on Invested Capital Earnings 2003 Income before interest, other expense and income taxes Income before income taxes $ 534.2 Interest expense* 189.2 Other expense, net 49.4 Income before interest, other expense and income taxes $ 772.8 (return on invested capital earnings) (in millions) Twelve Months * Includes financing costs associated with our ABS facility. Note: Income before interest, other expense, and income taxes is used to calculate return on invested capital.

(in millions) Net debt Short-term borrowings $ 17.1 $ 37.3 $ 63.2 $ 72.4 $ 103.6 Current portion of long-term debt 4.0 3.9 129.5 155.6 63.6 Long-term debt 2,057.2 2,132.8 2,293.9 2,852.1 3,324.8 Total debt 2,078.3 2,174.0 2,486.6 3,080.1 3,492.0 Cash and cash equivalents (169.3) (91.7) (87.6) (98.8) (106.9) Asset backed securitization - 189.0 260.7 - - Net debt $ 1,909.0 $ 2,271.3 $ 2,659.7 $ 2,981.3 $ 3,385.1 2003 2002 2001 2000 1999 Use of Non-GAAP Financial Information Net Debt December 31, Note: Net Debt to Capital is defined as Net Debt divided by Net Debt plus Stockholders' Equity.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which the Company operates, including changes in interest rates and fuel prices, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the impact and timing of program launch costs, costs associated with facility closures or similar actions, increases in warranty costs, risks associated with conducting business in foreign countries, fluctuations in currency exchange rates, adverse changes in economic conditions or political instability in the jurisdictions in which the Company operates, competitive conditions impacting the Company's key customers, raw material cost and availability, the outcome of legal proceedings, unanticipated changes in free cash flow and other risks detailed from time to time in the Company's Securities and Exchange Commission filings. In addition, the full year per share earnings guidance is based on assumed 70.3 million shares outstanding and does not reflect the potential dilutive impact of the convertible senior notes. These forward-looking statements are made as of the date hereof, and the Company does not assume any obligation to update them. This presentation also contains information on the Company's sales backlog. The Company's incremental sales backlog reflects: (i) formally awarded new programs; (ii) targeted programs for which the Company believes there is a substantial likelihood of award; (iii) phased-out and cancelled programs; (iv) estimates regarding customer-mandated changes in selling prices; and (v) estimates of expected changes in vehicle content. Changes in any of these components may significantly impact the Company's backlog. In addition, backlog may be impacted by various assumptions imbedded in the calculation, including vehicle production levels on new, replacement or targeted programs, currency exchange rates and the timing of major program launches. For purposes of the backlog data presented in this press release, the Company has made the following assumptions: (1) North American vehicle production of 16.0 million units; (2) Western European vehicle production of 16.0 million units; (3) South American vehicle production of 1.9 million units; and (4) a Euro exchange rate of $1.20/Euro. Please refer to the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2002 for further information on the Company's calculation of backlog. Forward-Looking Statements